Exhibit 3.1


                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                          AHL DIVERSIFIED (USA) L.P.

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          This Certificate of Limited Partnership of AHL Diversified (USA)
L.P. (the "Limited Partnership"), is being executed and filed by E D & F Man Investment Products (America) Corp., a Delaware corporation and the sole general partner of the Limited Partnership, for the purpose of forming a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended (6 Del. C. ss. 17-101 et seq.).


          1. The name of the Limited Partnership is:

                          AHL Diversified (USA) L.P.

          2. The address of the registered office of the Limited Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

          3. The name and address of the registered agent for service of process on the Limited Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

          4. The name and address of the sole general partner of the Limited Partnership is:

     Name:                                  Address:

     E D & F Man Investment Products        108 Marshall Ridge Road
       (America) Corp.                      New Canaan, Connecticut 06840

          IN WITNESS WHEREOF, the undersigned, constituting the sole general partner of the Limited Partnership, has caused this Certificate of Limited Partnership to be duly executed on the 1st day of August, 1997.

                              E D & F MAN INVESTMENT PRODUCTS (AMERICA) CORP.

                              By:               /s/ Richard Ewan
                                  -------------------------------------------
                                       Richard Ewan, Vice President



    STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 11:31 AM 03/01/2002
   020140028 - 2802372

                                                        STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                    FILED 11:31 AM 03/01/2002
                                                       020140028 - 2802372




                           CERTIFICATE OF AMENDMENT
                                    TO THE
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                          AHL DIVERSIFIED (USA) L.P.



The undersigned, desiring to amend the Certificate of Limited Partnership of AHL Diversified (USA) L.P. (the "Partnership") pursuant to the provisions of
Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

     FIRST: The name of the Partnership is AHL Diversified (USA) L.P.

     SECOND: Article 1 of the Certificate of Limited Partnership shall be amended as follows:

          1. The name of the Limited Partnership is Man-AHL Diversified I L.P.

     THIRD: Article 4 of the Certificate of Limited Partnership shall be amended as follows:

          1. The name and address of the General Partner is as follows:

               Name:                             Address:

               Man-AHL (USA) Corp.               225 W. Washington Street
                                                 Suite 2150
                                                 Chicago, IL 60606-3418

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 28th day of February, 2002.


                                            Man-AHL (USA) Corp.
                                            General Partner



                                            By:       /s/ Steven Zoric
                                                 ----------------------------
                                                 Steven Zoric
                                                 Vice President and Secretary

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                          MAN-AHL DIVERSIFIED I L.P.



     The undersigned, the sole General Partner of Man-AHL DIVERSIFIED I L.P. (the "Limited Partnership"), desiring to amend the Certificate of Limited Partnership of Man-AHL Diversified I L.P. pursuant to the provisions of
Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

     FIRST: The name of the limited partnership is Man-AHL DIVERSIFIED I L.P.

     SECOND: Article 4 of the Certificate of Limited Partnership shall be amended as follows:

          4. The name and address of the sole general partner of the Limited Partnership is as follows:

             Name:                                  Address:

             Man Investments (USA) Corp.            123 North Wacker Drive
                                                    Suite 2800
                                                    Chicago, IL 60606

     IN WITNESS WHEREOF, the undersigned, constituting the sole general partner of the Limited Partnership, has caused this Amendment to the Certificate of Limited Partnership to be duly executed as of the 1st day of April, 2005.


                                MAN INVESTMENTS (USA) CORP.
                                General Partner



                                By:             /s/ Steven Zoric
                                   ------------------------------------------
                                   Steven Zoric, Vice President and Secretary


                                                      State of Delaware
                                                     Secretary of State
                                                  Division of Corporations
                                                Delivered 07:53 PM 04/01/2005
                                                  FILED 07:22 PM 04/01/2005
                                                SRV 050268343 - 2802372 FILE

                                                      State of Delaware
                                                     Secretary of State
                                                  Division of Corporations
                                                Delivered 11:34 AM 06/06/2006
                                                  FILED 09:06 AM 06/06/2006
                                                SRV 060543252 - 2802372 FILE




                           CERTIFICATE OF AMENDMENT

                                      TO

                      CERTIFICATE OF LIMITED PARTNERSHIP

                                      OF

                          MAN-AHL DIVERSIFIED I L.P.


It is hereby certified that:

     FIRST: The name of the limited partnership (hereinafter called the "partnership") is

                          MAN-AHL DIVERSIFIED I L.P.

     SECOND: Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Corporation Service Company.

     The undersigned, a general partner of the partnership, executes this Certificate of Amendment on June 2, 2006.


                                               /s/ Steven Zoric
                                               -------------------------------
                                               Name:  Steven Zoric
                                               Capacity:  Vice President
                                               on behalf of:  Man Investments
                                               (USA) Corp. - General Partner